Exhibit 99.1

CF Industries: Capitalizing on a Strengthening North American Fertilizer Market CF Industries Holdings, Inc. NYSE: CF Bank of America BASics/Industrials Conference May 10, 2007

For CF Industries Holdings, Inc. Today Randall W. Selgrad Treasurer David J. Pruett Senior Vice President, Operations

Safe Harbor Statement Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. All statements in this presentation, other than those relating to our historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with CF Industries’ pre-IPO owners and other large customers; the impact of changing market conditions on our forward pricing program; the significant risks and hazards against which we may not be fully insured; unanticipated consequences related to future expansion of our business; our inability to expand our business, including that due to the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the raw materials we use; changes in global fertilizer supply and demand; loss of key members of management; inability to meet financial reporting and other reporting requirements as a public company; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

A Quick Look at CF Industries Holdings, Inc. A leading manufacturer/distributor of nitrogen and phosphate fertilizer U.S. market shares for fertilizer year 2005: 23% nitrogen and 12% phosphate Corn Belt market shares even stronger: 30% nitrogen 17% phosphate

Strengths and Flexibility World-scale manufacturing facilities Strategically located, flexible distribution system Long-standing customer relationships Leading market positions in key Corn Belt markets Forward Pricing Program (FPP) Talented, experienced workforce Strong financial position

The “Investable Idea” for CF Industries U.S. fertilizer markets, driven by improved fundamentals for corn and wheat, appear very strong for ‘07 Global demand and trade patterns suggest a much lower import presence We began ‘07 with a strong first quarter, we’re looking at a strong second quarter, and the market’s fundamentals remain positive

A Brief Overview of Market Fundamentals Start with tight coarse grain stocks, in the U.S. and worldwide Add in strong new demand for corn - think ethanol - and corn prices have jumped to very profitable levels for farmers 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 1995 1997 1999 2001 2003 2005 2007 2009 0% 5% 10% 15% 20% 25% 30% 35% Billion Bushels Source: USDA, Doane % of Production % of Production Corn Demand for Ethanol U. S. Corn Demand for Ethanol Production Marketing Years In response, farmers are expected to plant the largest corn crop since ‘44 and significantly increase fertilizer application rates

A Reduced Import Presence in U.S. Nitrogen Markets Through ‘06, Middle East delivered prices for urea exceeded U.S. Gulf Coast prices -100 -75 -50 -25 0 25 50 J S N J06 M M J S N J07 M July 2005 – Current Source: Green Markets, Fertecon U. S. Gulf Barge / Middle East Delivered Differential $ Per Ton

Natural Gas Costs Continue to Fluctuate $0 $2 $4 $6 $8 $10 $12 $14 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr 12 Month NYMEX Henry Hub Cash Warm winter weakens prices Tropical Storm Chris Extreme summer heat and hurricane concerns support summer prices Crude oil driven price surge Unseasonably cool weather and quiet Gulf storm season Weather turns cooler 2006 2007 Warm air arrives Colder than normal $/MMBtu US Natural Gas Prices – 2006/2007

CF Industries Reported Strong First Quarter Q1’07 results included $38.5 million in mark-to-market gains Operating Earnings -$37.2 $90.1 -$60.0 -$40.0 -$20.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2006 2007

Significantly Improved Pricing from Q4 ‘06 Q4 ‘06 Q1 ‘07 Ammonia $316 Nitrogen Urea $249 UAN $162 $365* $285 $172 DAP $217 Phosphate MAP $223 $242 $241 *Approximate Corn Belt price. Reported price of $297 per ton included Medicine Hat volumes.

A Marked Increase In Nitrogen Volume Compared To Year-Earlier Quarter An indicator of optimism for spring planting Second quarter should see further volume increases 1,157,000 1,429,000 1Q ‘06 1Q ‘07

Reduced Q1 Costs - Especially For Natural Gas Q1 ‘06 Q1 ‘07 AECO (Alberta) $7.46 Henry Hub (Louisiana) $8.92 Natural Gas $7.57 $6.35

Strong operating performance We’re taking advantage of today’s opportunities Our Take On CF Industries’ Performance/ Position We entered the second quarter with a very good forward order position at excellent margins, good inventories staged in the marketplace, and our facilities operating at high levels

Any Clouds on the Horizon? Phosphate demand increases expected to exceed capacity additions through at least 2009 Surplus nitrogen capacity isn’t expected to reach level of previous business cycles

Planted Corn Acres A wet spring? Too early to call, but even a two-million-acre pullback would leave us more than 10 million corn acres higher than last year And, given growing demand and low worldwide inventories, ‘07 pullback could boost ‘08 acreage 2005 81.8 2006 78.3 2007 90.5? 88.5?

Any Clouds on the Horizon? Price realizations? We saw good sequential quarter improvement, but timing of spot price moves suggest a Q2, not Q1 impact FPP orders have locked in attractive margins Natural gas costs? Positives include LNG, emergence of more global market, new U.S. areas for exploration, and increased gas costs for some offshore producers

Our Outlook? Significantly increased corn acreage and fertilizer application rates Strong volumes, pricing, and margins for Q2 Impact of ethanol, feed demand, and low inventories bode well for future Weather and natural gas cost spikes are possible negatives

2006 Medicine Hat Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal Low High Donaldsonville Can CF Industries Capitalize on This Opportunity? In a booming corn market, we’re positioned in the “Sweet Spot” Fertilizer Application Nitrogen Complex

Positioned in the “Sweet Spot” Medicine Hat Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal Low High Donaldsonville Fertilizer Application

Longer-Term Priorities Reduce our dependence on North American natural gas Pursue accretive growth opportunities. Options include: Organic growth Joint ventures Strategic investments M&A activity Create lasting stockholder value

U.S. fertilizer markets, driven by improved fundamentals for corn and wheat, appear very strong for ‘07 Global demand and trade patterns suggest a much lower import presence We began ‘07 with a strong first quarter, we’re looking at a strong second quarter, and the market’s fundamentals remain positive The “Investable Idea” for CF Industries

APPENDIX

Appendix Tons of Product Sold (thousands) Q-1 Q-1 % Change 2007 2006 Incr/Decr Nitrogen Ammonia 121 130 -6.9% Urea 666 582 14.4% UAN 639 442 44.6% Other 3 3 -- 1,429 1,157 23.5% Phosphate DAP 388 410 -5.4% MAP 73 79 -7.6% 461 489 -5.7% Total Phosphate Total Nitrogen

Appendix Results of Operations $ Millions (Except EPS) Q-1 Q-1 2007 2006 Net Sales 447.7 400.5 Gross Margin 105.1 (22.7) 23.5% (5.7) Operating Earnings 90.1 (37.2) Net Earnings 57.2 (24.6) Diluted EPS $1.02 ($0.45) % of Sales

Appendix Selected Segment Data - Nitrogen $ Millions Q-1 Q-1 2007 2006 Net Sales 336.3 285.8 Gross Margin 90.7 (32.9) % of Sales 27.0% -11.5% Tons Sold (000) 1,429 1,157 Selling Prices: 297 361 285 272 172 181 UAN Urea Ammonia

Appendix Selected Segment Data - Phosphate $ Millions Q-1 Q-1 2007 2006 Net Sales 111.4 114.7 Gross Margin 14.4 10.2 % of Sales 12.9% 8.9% Tons Sold (000) 461 489 Selling Prices: 242 234 241 239 MAP DAP

Selected Balance Sheet Data $ Millions 3/31/2007 3/31/2006 Cash & Short Term Investments 490.8 196.3 Inventories 303.7 307.3 Net PP&E 593.9 619.2 Total Assets 1,597.7 1,300.8 Total Debt 4.3 4.2 Stockholders’ Equity 829.8 730.0

A Strong Corn Belt Market Share U.S. market shares for fertilizer year 2005: 24% nitrogen 12% phosphate Corn Belt* shares in fertilizer year 2005: 30% nitrogen 17% phosphate *ND, SD, NE, KS, MN, IA, MO, IL, OH & IN

Medicine Hat Nitrogen Complex Phosphate Plant Phosphate Rock Mine Ammonia Terminal and UAN Terminal Urea Warehouse Ammonia Terminal UAN Terminal WI IN MN IA MO NE OH ND IL SD Donaldsonville Plant City Hardee Low High KS MI Flexible Distribution Network Well Situated to Serve Corn Belt Market

World-Scale Manufacturing – Donaldsonville, LA Largest nitrogen fertilizer complex in North America Produces ammonia, urea, and UAN

World-Scale Manufacturing – Medicine Hat, AB Largest nitrogen fertilizer complex in Canada, #3 in North America Produces ammonia and urea

World-Scale Manufacturing – Central Florida Hardee County – rock mine with 25 years of reserves* Plant City Complex – one of the largest, integrated DAP/MAP complexes in U.S Port of Tampa – access to domestic and international markets *16 fully permitted

2006 Stock Performance Negative hurricane forecast “No-Show” hurricanes Corn optimism $25.64 $22.85 $20.01 $17.07 $15.57 $15.84 $14.26 $17.15 $17.30 $17.00 $18.45 $17.02 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 01/06/06 01/13/06 01/20/06 01/27/06 02/03/06 02/10/06 02/17/06 02/24/06 03/03/06 03/10/06 03/17/06 03/24/06 03/31/06 04/07/06 04/13/06 04/21/06 04/28/06 05/05/06 05/12/06 05/19/06 05/26/06 06/02/06 06/09/06 06/16/06 06/23/06 06/30/06 07/07/06 07/14/06 07/21/06 07/28/06 08/04/06 08/11/06 08/18/06 08/25/06 09/01/06 09/08/06 09/15/06 09/22/06 09/29/06 10/06/06 10/13/06 10/20/06 10/27/06 11/03/06 11/10/06 11/17/06 11/24/06 12/01/06 12/08/06 12/15/06 12/22/06 12/29/06 Week Ending

2007 YTD Stock Performance $29.03 $29.29 $28.70 $31.56 $39.58 $36.56 $40.80 $40.24 $41.81 $38.55 $41.11 $44.30 $44.00 $40.23 $43.08 $34.35 $32.86 $26.59 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 1/5/2007 1/12/2007 1/19/2007 1/26/2007 2/2/2007 2/9/2007 2/16/2007 2/23/2007 3/2/2007 3/9/2007 3/16/2007 3/23/2007 3/30/2007 4/5/2007 4/13/2007 4/20/2007 4/27/2007 5/4/2007 Week Ending

Appendix Two Continuous Improvement Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants Appendix Two Continuous Improvement DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton